Exhibit 99.1

PWV Litigation Update

OLD BETHPAGE, NY / ACCESSWIRE / April 22, 2015 / As previously disclosed in its public filings with the SEC, Power REIT and its wholly-owned subsidiary P&WV are in litigation with NSC and NSC’s sub-lessee, Wheeling & Lake Erie Railroad (“WLE” and, together with NSC, the “Litigants”) concerning matters arising under the Railroad Lease between P&WV and NSC.  The case is pending in Federal district court in Pittsburgh, Pennsylvania (the “Court”).  The Litigants initiated the lawsuit against the Trust and P&WV in December 2011, seeking, among other things, a declaratory judgment that NSC was not in default under the Railroad Lease.

The fact and expert discovery phases of the litigation have been completed.  On September 8, 2014, P&WV filed a motion for summary judgment and on October 22, 2014, the Litigants filed an opposition to such motion and on November 5 2014, P&WV filed a reply to NSC and WLE’s opposition to such motion. On September 8, 2014, the Litigants filed a motion for summary judgment and on October 22, 2014, P&WV filed an opposition to such motion and on November 5, 2014, the Litigants filed a reply to P&WV’s opposition to such motion. On December 16, 2014, the court held oral argument on both of the pending motions for summary judgment.

On April 22, 2015, the court denied P&WV’s motion for summary judgment and granted the Litigants’ summary judgment motion thereby dismissing all of P&WV’s claims.  In addition, the court scheduled a status conference for April 29, 2015 to discuss the remaining issues in the case. The company is reviewing its legal options and evaluating the prospects of an appeal.

P&WV has provided key court filings in the litigation on its website (www.pwreit.com) under a tab called “P&WV Litigation Update” which is under the “Investor Relations” tab. The provided documents and accompanying supporting documents are not comprehensive or complete and the full case docket is available from the Public Access to Court Records (PACER) website. Power REIT encourages interested parties to review all the public filings available on PACER and to review the risks and disclosures in Power REIT’s Annual Report filed on Form 10-k and other documents filed from time to time with the Securities and Exchange Commission (SEC).

About Power REIT:

Power REIT is a real estate investment trust focused on the acquisition of real estate related to infrastructure assets, with a core focus on real estate related to renewable energy assets. Power REIT is actively seeking to expand its real estate portfolio within the renewable energy sector and is pursuing investment opportunities that qualify for REIT ownership within solar, wind, hydroelectric, geothermal, transmission and other infrastructure projects.

Forward-Looking Statements:

This document may contain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements by the use of the words “believe,” “expect,” “will,” “anticipate,” “intend,” “estimate,” “would,” “should,” “project,” “plan,” “assume” or similar expressions, or negatives of those words or expressions, although not all forward-looking statements contain these identifying words or expressions. All statements contained in this document regarding Power REIT’s strategy, planned investments, future operations, projected financial position, estimated future revenues, projected costs, future prospects, the future of Power REIT’s industries and results that might be obtained by pursuing management’s current or future plans and objectives are forward-looking statements. Over time, Power REIT’s actual results, performance, financial condition or achievements may differ from the anticipated results, performance, financial condition or achievements that are expressed or implied by Power REIT’s forward-looking statements, and such differences may be significant and materially adverse to Power REIT and its security holders.

All forward-looking statements reflect Power REIT’s good-faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, Power REIT disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of factors that could cause Power REIT’s future results or financial condition to differ materially from that which is expressed or implied in any forward-looking statements, see the sections entitled “Risk Factors” in Power REIT’s registration statements and quarterly and annual reports as filed by Power REIT from time to time with the Securities and Exchange Commission.

Contact:

Power REIT
301 Winding Road
Old Bethpage, NY 11804
212-750-0373
ir@pwreit.com
www.pwreit.com

SOURCE: Power REIT